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                                                                    EXHIBIT 10.1

                                 AMENDMENT OF
                       PRIVATE LINE OF CREDIT AGREEMENT

     This Amendment is entered in San Diego, California on February 5, 1999 to amend the Private Line of Credit Agreement dated March 11, 1998 among CardioDynamics International Corporation, a California corporation ("CDIc"), Allen E. Paulson ("Paulson") and James C. Gilstrap ("Gilstrap"). Paulson and Gilstrap are hereafter referred to jointly as the "Lenders".

     1. Under the Private Line of Credit Agreement, the Lenders agreed to lend up to an aggregate of $3,000,000 from time to time to CDIc, upon written request by CDIc, against respective promissory notes in the form attached thereto (the"Notes").

     2. The parties hereby agree to amend the Notes by changing their maturity dates (and, subject to Section 2 of the Private Line of Credit Agreement, the time period during which CDIc may request funds under the line of credit) from September 30, 1999 to September 30, 2000.

     3. In order to effectuate the amendment described above, each Lender shall mark the first line of the first paragraph of his respective Note to change the date "September 30, 1999" to "September 30, 2000". Each Lender agrees to provide to CDIc a photocopy of his Note, as so changed.

     4. Except as expressly set forth herein, the Private Line of Credit Agreement and the Notes remain unchanged and in full force and effect.

     5. The parties acknowledge that Brobeck, Phleger & Harrison LLP represents in various matters each of CDIc, Paulson, Gilstrap, and entities controlled by Paulson and/or Gilstrap. This results in an actual conflict of interest. The parties agree that in this transaction Brobeck, Phleger & Harrison LLP is representing only CDIc, and is not representing either of the Lenders. The parties consent to this representation alignment and waive the actual conflict of interest involved. The Lenders acknowledge that they have been urged to retain separate legal counsel to protect their interests in this transaction.

                                   CARDIODYNAMICS INTERNATIONAL CORPORATION

                                   By:  /s/ Michael K. Perry
                                        -------------------------------------
                                        Chief Executive Officer

                                   By:  /s/ Steve P. Loomis
                                        -------------------------------------
                                        Secretary

                                   /s/ Allen E. Paulson
                                   ------------------------------------------
                                   ALLEN E. PAULSON

                                   /s/ James C. Gilstrap
                                   ------------------------------------------
                                   JAMES C. GILSTRAP